UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 29, 2006
THE BISYS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31254	13-3532663

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

105 Eisenhower Parkway, Roseland, New Jersey	07068

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 973-461-2500
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.
On December 29, 2006, The BISYS Group, Inc. (“BISYS”) amended the Company’s 2006 Employee Stock Purchase Plan (as previously amended, the “Plan”), which extends the termination of the offering of stock under the Plan from December 31, 2006 to February 9, 2007. The amendment was approved by the unanimous written consent of BISYS’s Board of Directors.
The foregoing description of Plan amendment does not purport to be complete and is qualified in its entirety by reference to the text of the actual amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. A copy of the Plan is also attached hereto as Exhibit 10.2 and is incorporated herein by reference.

ITEM 9. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit Number	Description

10.1	Amendment No. 2 to The BISYS Group, Inc. 2006 Employee Stock Purchase Plan.

10.2	The BISYS Group, Inc. 2006 Employee Stock Purchase Plan.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BISYS GROUP, INC.

Date: January 4, 2007	By:	/s/ Steven Kyono

Steven Kyono
Executive Vice President, General
Counsel & Secretary